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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 16, 2005

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                       PHILIPS INTERNATIONAL REALTY CORP.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          MARYLAND                     000-23463                  13-3963667
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)        (IRS EMPLOYER
     OF INCORPORATION)                                       IDENTIFICATION NO.)

         295 MADISON AVENUE, NEW YORK, NEW YORK,           10017
        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)         (ZIP CODE)

                                 (212) 545-1100
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 8.01         OTHER EVENTS.

         Pursuant to the plan of liquidation (the "Plan of Liquidation") of Philips International Realty Corp., a Maryland corporation (the "Company"), approved by the stockholders of the Company on October 10, 2000, and as more fully described in the Company's Annual Report on Form 10-K for the year ended December 31, 2004 (the "Form 10-K"), the Board of Directors of the Company has declared an eleventh and final liquidating distribution of $0.05 per share which will be payable on June 29, 2005. The record date is June 23, 2005. However, stockholders must continue to own their shares up to and including June 29, 2005 in order to be entitled to the liquidating distribution of $0.05 per share. The eleventh and final liquidating distribution declared by the Board of Directors brings the total payments to stockholders pursuant to the Plan of Liquidation to $18.15 per share. There will be no further payments to stockholders of the Company pursuant to the Plan of Liquidation or otherwise.

         On June 30, 2005, the Company intends to file Articles of Dissolution with the Secretary of State of the State of Maryland to dissolve the Company. Also on June 30, 2005, the Company intends to file a Form 15 with the Securities and Exchange Commission (the "Commission") to terminate the registration under
Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of the Company's common stock, par value $0.01 per share, which upon filing shall terminate the Company's reporting obligations under the Exchange Act. Accordingly, the Company does not intend to file with the Commission a Quarterly Report on Form 10-Q for the quarter ended June 30, 2005, nor does the Company intend to file any other reports with the Commission under the Exchange Act subsequent to the filing of this Current Report on Form 8-K.

         In connection with the foregoing, the Company hereby furnishes the following documents:

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

EXHIBIT NUMBER                          EXHIBIT TITLE
--------------                          -------------
     99.1                Press Release of Philips International Realty Corp.
                         dated June 16, 2005.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PHILIPS INTERNATIONAL REALTY CORP.

Dated:  June 16, 2005                       By:      /s/ PHILIP PILEVSKY
                                                     -------------------
                                                     Philip Pilevsky
                                                     Chairman of the Board and
                                                     Chief Executive Officer


                                  EXHIBIT INDEX


EXHIBIT NUMBER                          EXHIBIT TITLE
--------------                          -------------
     99.1                    Press Release of Philips International Realty Corp.
                             dated June 16, 2005.